158 P1 08/20

SUPPLEMENT DATED AUGUST 3, 2020

TO THE PROSPECTUS DATED FEBRUARY 1, 2020

OF

FRANKLIN RISING DIVIDENDS fund

(a series of Franklin Managed Trust)

The prospectus is amended as follows:

I. The second paragraph under “Principal Investment Strategies” in the summary prospectus on page 4 and under “Principal Investment Policies and Practices” in the detail prospectus on page 9 is revised to read as follows:

Under normal market conditions, the Fund invests at least 65% of its net assets in securities of companies that have:

•          consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time;

•          increased dividends substantially (at least 100%) over the last 10 years;

•          reinvested earnings, paying out less than 65% of current earnings in dividends (except for utility companies); and

•          either long-term debt that is no more than 50% of total capitalization (except for utility companies) or senior debt that has been rated investment grade by at least one of the major bond rating organizations.

In addition to the criteria above, the investment manager utilizes a comprehensive suite of valuation tools in seeking investments which trade below the investment manager’s view of intrinsic value.

Please keep this supplement with your prospectus for future reference.